UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 28, 2022

Fluidigm Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34180	77-0513190
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Tower Place, Suite 2000, South San Francisco, California 94080

(Address of principal executive offices) (Zip Code)

(650) 266-6000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	FLDM	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On March 29, 2022, Fluidigm Corporation (the “Company”) entered into a support agreement (the “Agreement”) with Caligan Partners LP and each of the other persons and entities set forth on the signature pages to the Agreement (collectively, the “Caligan Group”). Among other matters, the Agreement provides that effective as of the consummation of the Transactions (as defined below) (i) the Company will increase the size of its Board of Directors (the “Board”) to eight and appoint Dr. Frank Witney to the Board to serve as a Class III director with a term expiring at the Company’s 2022 annual meeting of stockholders, (ii) at the special meeting of the Company’s stockholders called to consider the Transactions (including any adjournments, postponements or other delays thereof), the members of the Caligan Group will cause all applicable securities of the Company that are beneficially owned by the members of the Caligan Group to be (a) present for quorum purposes; and (b) voted in the manner recommended by the Board on all proposals, (iii) the Company will nominate Dr. Witney for election at the 2022 annual meeting of stockholders and recommend, support and solicit proxies for his election, and (iv) certain standstill restrictions to which the Caligan Group is subject will terminate.

The foregoing summary of the Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Agreement, which is attached as Exhibit 10.1 and incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of New Directors

In connection with the Agreement, on March 28, 2022, upon the recommendation of the Nominating and Corporate Governance Committee of the Board, the Board appointed Franklin R. Witney to serve as a member of the Board until his successor is duly elected and qualified, or until his earlier death, resignation or removal, with such appointment to be contingent on and effective upon the consummation of the transactions (the “Transactions”) contemplated by the (1) the Series B-1 Convertible Preferred Stock Purchase Agreement (the “Casdin Purchase Agreement”), dated as of January 23, 2022, by and between the Company, Casdin Private Growth Equity Fund II, L.P. and Casdin Partners Master Fund, L.P. (collectively, “Casdin”) and (2) the Series B-2 Convertible Preferred Stock Purchase Agreement (the “Viking Purchase Agreement”), dated as of January 23, 2022, by and between the Company, Viking Global Opportunities Illiquid Investments Sub-Master LP and Viking Global Opportunities Drawdown (Aggregator) LP (collectively, “Viking”) (collectively, the Casdin Purchase Agreement and Viking Purchase Agreement, the “Purchase Agreements”).

Dr. Witney, age 68, has served as an Operating Partner at Ampersand Capital Partners, a private equity firm, since September 2016. From July 2011 to March 2016, Dr. Witney served as President and Chief Executive Officer of Affymetrix, Inc., a provider of life science products and molecular diagnostic products, until Affymetrix, Inc. was acquired by Thermo Fisher Scientific Inc. From April 2009 to May 2011, Dr. Witney served as President and Chief Executive Officer of Dionex Corporation, a provider of analytical instrumentation and related accessories and chemicals. From December 2008 to April 2009, Dr. Witney served as Affymetrix’s Executive Vice President and Chief Commercial Officer. From July 2002 to December 2008, Dr. Witney served as President and Chief Executive Officer of Panomics Inc. Dr. Witney currently serves on the board of directors of PerkinElmer Inc., CODEX DNA, and Cerus Corporation. He has previously served on the boards of Gyros Protein Technologies, RareCyte Inc., GeneOptx and Canopy Bioscience. Dr. Witney earned a B.S. in microbiology from the University of Illinois and a M.S., in microbiology and Ph.D in molecular and cellular biology from Indiana University.

Dr. Witney has not been involved in any related person transaction within the meaning of Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and required to be disclosed herein. Other than as provided under the Agreement, there are no arrangements or understandings pursuant to which Dr. Witney was elected as a director.

In connection with his appointment to the Board, Dr. Witney will enter into the Company’s standard form of indemnification agreement pursuant to which the Company will indemnify him for certain actions taken in his capacity as director. A copy of the Company’s form of indemnification agreement was filed with the Securities and Exchange Commission on January 28, 2011 as Exhibit 10.1 to Amendment No. 3 to Registration Statement on Form S-1 and is incorporated herein in its entirety by reference.

As a non-employee director and contingent upon Dr. Witney joining the Board upon the consummation of the Transactions, Dr. Witney will participate in the Company’s compensation program applicable to all non-employee directors, in accordance with the Company’s previously disclosed non-employee director compensation program, as such may be amended from time to time. A description of the Company’s cash and equity compensation program for non-employee directions is contained in the section entitled “Compensation of Non-Employee Directions- Compensation Policy, in the Company’s definitive proxy statement dated April 14, 2021, which is incorporated herein by reference.

The information contained in Item 1.01 of this Current Report on Form 8-K regarding the Agreement is incorporated by reference herein.

On March 29, 2022, the Company issued a press release announcing the Agreement and Dr. Witney’s appointment to the Board. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 5.02 by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Support Agreement, dated March 29, 2022, by and among Fluidigm Corporation and Caligan Partners LP and certain of its affiliates

99.1	Press release dated March 29, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLUIDIGM CORPORATION

Date: March 29, 2022	By:	/s/ Nicholas Khadder
Nicholas Khadder Senior Vice President, General Counsel, and Secretary